SOUTHWEST AIRLINES LAUNCHES ENHANCEMENTS TO TRANSFORM CUSTOMER EXPERIENCE AND IMPROVE FINANCIAL PERFORMANCE • Decides to assign seats and offer premium seating options to meet evolving Customer preferences and increase revenue opportunities • Introduces redeye flights for sale to further optimize the network and increase aircraft utilization • Dedicates Southwest Officer Ryan Green to lead new efforts as Executive Vice President Commercial Transformation DALLAS—July 25, 2024— As the next step in a continuing strategic transformation, Southwest Airlines Co. (NYSE: LUV) (the “Company”) is announcing several new initiatives designed to elevate the Customer experience, improve financial performance, and drive Shareholder value. As part of its ongoing focus on product evolution, the airline is moving forward with plans to assign seats, offer premium seating options, redesign the boarding model, and introduce redeye flying. Southwest continually reviews Customer expectations. During its quarterly financial results in April, the airline shared that it was studying product preferences and expectations, including onboard seating. In addition to meeting Customer demand, the new amenities are expected to produce additional revenue and strengthen financial performance. Southwest will provide more details on its comprehensive plan to deliver transformational commercial initiatives, improved operational efficiency and capital allocation discipline during its Investor Day in late September. Assigned and Premium Seating After listening carefully to Customers and conducting extensive research, Southwest decided it will assign seats and offer premium seating options on all flights. The airline has been known for its unique open seating model for more than 50 years, but preferences have evolved with more Customers taking longer flights where a seat assignment is preferred. Additionally, News Release

2 Southwest conducted robust operational testing that included live and over 8 million simulation-based boarding trials. The airline is confident that these Customer enhancements will meet expectations and not compromise the airline’s operational efficiency. The research is clear and indicates that 80% of Southwest Customers, and 86% of potential Customers, prefer an assigned seat. When a Customer elects to stop flying with Southwest and chooses a competitor, open seating is cited as the number one reason for the change. By moving to an assigned seating model, Southwest expects to broaden its appeal and attract more flying from its current and future Customers. In addition to assigning seats, Southwest will offer a premium, extended legroom portion of the cabin that research shows many Customers strongly prefer. While specific cabin layout details are still in design, Southwest expects roughly one-third of seats across the fleet to offer extended legroom, in line with that offered by industry peers on narrowbody aircraft. The decision to update the seating and boarding model is part of Southwest’s ongoing modernization efforts. During the past two years, Southwest has enhanced its onboard offerings with improvements such as faster WiFi, in-seat power, and larger overhead bins. Work is well underway on a refreshed cabin design, including new, more comfortable RECARO seats. The addition of assigned and premium seating will give Customers more choice and is expected to further enhance the all-in value Southwest Airlines is known for. “Moving to assigned seating and offering premium legroom options will be a transformational change that cuts across almost all aspects of the Company,” said Bob Jordan, President, CEO, & Vice Chairman of the Board. “Although our unique open seating model has been a part of Southwest Airlines since our inception, our thoughtful and extensive research makes it clear this is the right choice— at the right time—for our Customers, our People, and our Shareholders. We are excited to incorporate Customer and Employee feedback to design a unique experience that only Southwest can deliver. We have been building purposefully to this change as part of a comprehensive upgrade to the Southwest experience as we focus on

3 Customer expectations – and it will unlock new sources of revenue consistent with our laser focus on delivering improved financial performance.” Redeye Flights Now for Sale Southwest also announced it is adding 24-hour operation capabilities with the introduction of overnight, redeye flights. Booking on initial routes is available today through Southwest.com, with the first overnight flights landing on Valentine’s Day 2025 in five initial nonstop markets: Las Vegas to Baltimore and Orlando; Los Angeles to Baltimore and Nashville; and Phoenix to Baltimore. Southwest plans to phase in additional redeye flying in the carrier’s coming schedules as part of its multi-year transformation to a 24-hour operation. Redeye flying, coupled with continued reductions in turn-time through new technologies and procedures, is expected to provide incremental revenue and cost savings, enabling Southwest to fund nearly all new capacity over the next three years without incremental aircraft capital deployment. New EVP Commercial Transformation Given the significance of the changes, Ryan Green, previously Executive Vice President, & Chief Commercial Officer, will take on the new role of Executive Vice President Commercial Transformation, leading development and rollout of these and other commercial initiatives already underway. Green has deep knowledge of Customer trends and currently leads the work on cabin transformation. He previously directed efforts to transform Southwest Airlines’ Rapid Rewards® loyalty program and the digital Customer experience. He reports to President, CEO, & Vice Chairman of the Board Bob Jordan in this new role. “I’m eager to lead this next step in our transformation to serve our Customers with an even better Southwest. In addition to meeting the evolving needs of Customers and fostering more loyalty, these changes are expected to generate additional revenue as we capitalize on greater demand for Southwest Airlines and offer Customers the ability to purchase premium seating options,” Green said. “Together, these strategic initiatives play an integral role in the airline’s

4 comprehensive strategy to meet Customer needs and enhance Shareholder value, while maintaining the unique Culture, Hospitality, and flexibility that make Southwest – Southwest.” The Company will share further details about product designs, cabin layout, timing, and incremental financial value at its Investor Day in late September. The move to assigned and premium seating will be significant. In addition to incorporating new technologies and procedures for a seamless transition, the new cabin layout will require approvals from the Federal Aviation Administration. Southwest expects to make bookings available in 2025. Gary Kelly, Executive Chairman of the Board, said, “The Board fully supports these efforts to usher in a new era for Southwest Airlines, and we have the ultimate confidence in Bob and our Leadership Team to design and deliver an experience that is unique and true to our Southwest Legacy.” Cautionary Statement Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward- looking statements include, without limitation, statements related to (i) the Company’s plans and expectations with respect to its initiatives, strategic priorities and focus areas, goals, and opportunities, including with respect to enhancing the Customer experience and Customer value, improving financial performance and operating efficiency, driving shareholder value, and new and increased revenue opportunities; (ii) the Company’s plans and expectations with respect to assigned and premium seating, including expected benefits, Customer demand, timing of implementation and bookings, cabin layout, and expectations that intended benefits will be achieved without compromising operational resiliency; (iii) the Company’s network plans and expectations, including its plans and expectations with respect to redeye flying and 24-hour operation capabilities; (iv) the Company’s fleet plans and expectations, including with respect to aircraft utilization and its plans to increase operating efficiency; (v) the Company’s plans and expectations with respect to the redesigned boarding model; (vi) the Company’s plans and expectations with respect to its refreshed cabin design and new RECARO seats; and (vii) the Company’s plans and expectations with respect to aircraft turn-time and capacity. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management; (iii) the cost and effects of the actions of activist shareholders; (iv) the Company’s ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (v) the impact of fuel

5 price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (vi) the Company's dependence on The Boeing Company (“Boeing”) and Boeing suppliers with respect to the Company's aircraft deliveries, Boeing MAX 7 aircraft certifications, fleet and capacity plans, operations, maintenance, strategies, and goals; (vii) the Company's dependence on the Federal Aviation Administration with respect to safety approvals for the new cabin layout and the certification of the Boeing MAX 7 aircraft; (viii) the Company's dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, operational reliability, fuel supply, maintenance, Global Distribution Systems, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (ix) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (x) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (xi) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; (xii) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company’s plans, strategies, and initiatives; (xiii) the emergence of additional costs or effects associated with the cancelled flights in December 2022, including litigation, government investigation and actions, and internal actions; and (xiv) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. About Southwest Airlines Co. Southwest Airlines Co. operates one of the world's most admired and awarded airlines, offering its one-of-a-kind value and Hospitality at 121 airports1 across 11 countries. Southwest took flight in 1971 to democratize the sky through friendly, reliable, and low-cost air travel and now carries more air travelers flying nonstop within the United States than any other airline2. Based in Dallas and famous for an Employee-first corporate Culture, Southwest maintains an unprecedented record of no involuntary furloughs or layoffs in its history. By empowering its more than 74,0003 People to deliver unparalleled Hospitality, the maverick airline cherishes a passionate loyalty among more than 137 million Customers carried in 2023. That formula for success has brought industry-leading prosperity and 47 consecutive years4 of profitability for Southwest Shareholders (NYSE: LUV). Southwest leverages a unique legacy and mission to serve communities around the world including harnessing the power of its People and Purpose to put communities at the Heart of its success. Learn more by visiting Southwest.com/citizenship. As the airline with Heart, Southwest has set a goal to work toward achieving net zero carbon emissions by 20505. Southwest has also set near-term targets and a three-pillar strategy to achieve its environmental goals. Learn more by visiting Southwest.com/planet. 1 Effective Aug. 5, 2024, the airline will serve 117 airports. 2 Based on U.S. Dept. of Transportation quarterly Airline Origin & Destination Survey since Q1 2021 3 Fulltime-equivalent active Employees 4 1973-2019 annual profitability 5 Southwest's net zero by 2050 goal includes Scope 1, Scope 2, and Scope 3 Category 3 emissions only and excludes any emissions associated with non-fuel products and services, such as inflight service items. Media Contacts:

6 Visit the Southwest Newsroom at swamedia.com for multimedia assets and other Company news. Media Relations Team: (214) 792-4847, option 1 # # #